Corporate Presentation April 2026 Nasdaq: ZNTL

2 Zentalis Pharmaceuticals, Inc. (“we,” “us,” “our,” “Zentalis” or the “Company”) cautions that this presentation (including oral commentary that accompanies this presentation) contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. All statements contained in this presentation that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding the continued development of azenosertib; the clinical and therapeutic potential of azenosertib; the potential for azenosertib (ZN-c3) to be first-in-class and best-in-class; the potential regulatory strategy, approach and pathway for azenosertib, including the potential for FDA accelerated approval of azenosertib in Cyclin E1-positive PROC and the potential for studies to be registrational or intended for registration; our development strategy and approach for azenosertib, including our strategy to focus on bringing azenosertib to patients with PROC who are Cyclin E1-positive and the potential for azenosertib to be a new treatment option for ovarian cancer patients; our planned strategy, vision and path forward; the market opportunity for azenosertib, including the opportunity in biomarker selected (Cyclin E1-positive) PROC patients and the potential size of the patient population; existing data being supportive of the go-forward azenosertib development strategy; the potential for the opportunity for azenosertib to be broad/expansive; the potential opportunities for azenosertib as a monotherapy and in combination in other indications and in other tumor types, including in earlier lines of ovarian cancer and other tumor types; the potential for Cyclin E1 to serve as a predictive biomarker for response to azenosertib; the opportunity to improve outcomes in the next stage of development, including via close monitoring; our projected cash runway; planned clinical trials for our product candidates, including the initiation of our DENALI Part 2c trial and our ASPENOVA Phase 3 confirmatory trial of azenosertib in Cyclin E1-positive PROC; the potential of azenosertib to address a significant unmet need in patients with PROC who are Cyclin E1-positive; the potential benefits of azenosertib, including compared to available therapies and therapies in development (not head-to-head comparisons); the potential unmet need in a particular indication and/or patient population; the timing and content of our anticipated milestones, including the completion of enrollment in all cohorts of DENALI Part 2 and the topline readout from DENALI Part 2; our planned regulatory strategy for azenosertib and the timing thereof, including the potential for DENALI Part 2 to support an accelerated approval; and our launch preparedness activities; as well as statements that include the words such as “anticipate,” “beyond,” “continue,” “design,” “estimate,” “expect,” “forward,” “intent,” “milestone,” “ongoing,” “opportunity,” “path,” “plan,” “potential,” “predictive,” “projected,” “strategy,” "support," “vision,” “will” and similar statements of a future or forward-looking nature. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: our limited operating history, which may make it difficult to evaluate our current business and predict our future success and viability; we have and expect to continue to incur significant losses; our need for additional funding, which may not be available; our plans, including the costs thereof, of development of a companion diagnostic; the outcome of early clinical trials may not be predictive of the success of later clinical trials; failure to identify additional product candidates and develop or commercialize marketable products; potential unforeseen events during clinical trials could cause delays or other adverse consequences; risks relating to the regulatory approval process or ongoing regulatory obligations; failure to obtain U.S. or international marketing approval; azenosertib and any future product candidates may cause serious adverse side effects; the interim and preliminary data from our clinical trials may change as more patient data becomes available, and are subject to audit and verification procedures that could result in material changes in the final data; if our confirmatory trials do not verify clinical benefit, the FDA may seek to withdraw accelerated approval; our ability to establish effective sales or marketing capabilities; our reliance on third parties; effects of significant competition; the possibility of system failures or security breaches; risks relating to intellectual property; our ability to attract, retain and motivate qualified personnel, and risks relating to management transitions; and significant costs as a result of operating as a public company. Other risks and uncertainties include those identified under the caption “Risk Factors” in our most recently filed periodic reports on Forms 10-K and 10-Q and subsequent filings with the U.S. Securities and Exchange Commission in the future could cause such forward-looking statements represent management’s estimates as of the date of this presentation. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. While we may elect to update these forward-looking statements at some point in the future, we assume no obligation to update or revise any forward-looking statements except to the extent required by applicable actual results to differ materially from those indicated by the forward-looking statements made in this presentation. Any law. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and other data about our industry. These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such data and estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. Neither we nor our affiliates, advisors or representatives makes any representation as to the accuracy or completeness of that data or undertake to update such data after the date of this presentation. Statements such as “not head-to-head,” “direct cross-study comparison not intended” and similar references indicate that no head-to-head clinical trial has been conducted evaluating azenosertib against the indicated therapies. Notable differences exist between the Company’s trial designs, conditions under study and subject characteristics as compared to the evaluated third party results and caution should be exercised when comparing data across these studies. ZENTALIS® and its associated logos are trademarks of Zentalis and/or its affiliates. All other trademarks, trade names and service marks appearing in this presentation are the property of their respective owners. All website addresses given in this presentation are for information only and are not intended to be an active link or to incorporate any website information into this document. Azenosertib is an investigational drug and has not yet been approved by the U.S. Food and Drug Administration or any other regulatory authority. Forward Looking Statements and Disclaimer

3 $245.9M cash, cash equivalents and marketable securities as of Dec 31, 2025 supports expected milestones with anticipated runway into late 2027 Momentum Expected to Continue in 2026 for Azenosertib Development Program with Registration-Intent Studies Established solid clinical foundation for the lead indication in Cyclin E1- positive PROC 1H 2025 Completed enrollment in DENALI Part 2a, designed to confirm dose for the registration-intent studies 2H 2025 Aligned with the FDA on randomized, confirmatory ASPENOVA Phase 3 clinical trial design Selected 400mg QD 5:2 as the monotherapy dose for pivotal studies in Cyclin E1-positive PROC based on DENALI Part 2a interim analysis 1H 2026 Confirmatory ASPENOVA Phase 3 trial initiation expected Q2 2026 DENALI Part 2 topline readout on track for year-end 2026, which has the potential to support an accelerated approval, subject to FDA review 2H 2026 Abbreviations: PROC = platinum-resistant ovarian cancer; 5:2 schedule = 5 days once-daily administration of azenosertib, followed by 2 days without azenosertib Extended cash runway following strategic restructuring to focus pipeline and resources Launch preparedness activities

4 Extensive Data Support Azenosertib as Potential Best-in-Class, Orally Available, Non-Chemo Therapy for Patients with Cyclin E1-Positive Platinum-Resistant Ovarian Cancer (PROC) >30% ORR, ~6 mos mDOR‡ ‡ As of Jan. 13, 2025 data cutoff in DENALI Part 1b, mDOR subject to change; † Not a head-to-head comparison; * 800+ patients treated with azenosertib across all tumor types; ** Most common TRAE represents all grade TRAEs ≥ 50% 1. Kang EY, et al. Cancer. 2023;129:697-713 2. Eskander, R., et al. Overcoming the Challenges in Drug Development, Front Oncol. 2023 Oct 17; 13:1258228 Abbreviations: ORR = objective response rate; mDOR = median duration of response; TRAEs = treatment-related adverse events; 5:2 schedule = 5 days once-daily administration of azenosertib, followed by 2 days without azenosertib in Cyclin E1-positive PROC patients at monotherapy dose of 400mg QD 5:2 Manageable safety profile Most common TRAEs include nausea, diarrhea, and fatigue and are clinically manageable**  Cyclin E1 protein overexpression is a biomarker of poor prognosis and low benefit from standard-of-care (SOC) single-agent chemotherapy in PROC1  4-13% ORR for SOC mono chemo in PROC reported in literature2† patients treated with azenosertib in clinical trials*800+ 400mg QD 5:2 monotherapy regimen selected as pivotal trial dose A prespecified interim analysis from DENALI Part 2a showed: • A meaningful and clearly differentiated response rate at 400mg QD 5:2 over 300mg QD 5:2 dose • Comparable safety profiles across the two dose groups and observed improvements in several key measures, such as: • A discontinuation rate due to adverse events at approximately half of the rate reported in DENALI Part 1b • No treatment-related deaths

5 • Cyclin E1 overexpression increases CDK2 activity and accelerates G1-S transition, rendering cells more dependent on the DNA repair at the G2-M checkpoint • Inhibition of WEE1 activates CDKs, accelerates G1-S and G2-M transitions, and increases DNA damage to intolerable levels, resulting in mitotic catastrophe and cell death • CDKs and their cyclin binding partners promote progression through the cell cycle • Following DNA damage, WEE1 kinase inactivates Cyclin/CDK complexes at both G1-S and G2-M checkpoints to halt the cell cycle and allow for repair • Upon DNA repair, cells progress through the cell cycle and proliferate Cyclin E1 Overexpression Sensitizes Cancer Cells to Azenosertib Phosphorylation, causing inactivation of CDK1/2 DNA damageP G1 S G2 MDNA Damage Repaired CDK2 Inactive CDK2Cyclin E1 WEE1 P CDK1 Inactive WEE1 Cell Proliferation P Normal Cell Cycle Regulation Cancer Cell and Azenosertib Mitotic Catastrophe and Death G2-M Checkpoint DNA Damage Accumulates Cyclin E1 Overexpression accelerates G1-S transition Cyclin CDK Azenosertib WEE1 Azenosertib WEE1 CDK1 Active G1-S Checkpoint Cyclin E1 CDK2 G1 S G2 MCyclin CDK G2-M Checkpoint G1-S Checkpoint

6 Multiple Drivers of Cyclin E1 Protein Overexpression Companion diagnostic ready for use in registration-intent studies to identify Cyclin E1-Positive patients, ~50% of PROC patient population† 1. Kim, D., et al. Cyclin E1/CDK2 activation defines a key vulnerability to WEE1 kinase inhibition in gynecological cancers, npj Precis. Onc. 9, 3 (2025). https://doi.org/10.1038/s41698-024-00787-4 * Cyclin E1 IHC+ based on Zentalis proprietary IHC cutoff and Cyclin E1 IHC assay developed from the existing clinical data † Cyclin E1 IHC+% based on literature and the unbiased CCNE1 amp & Cyclin E1 overlapping data generated from Zentalis clinical trial samples IHC - immunohistochemistry All PROC patients, regardless of CCNE1 amplification status, should be screened for Cyclin E1 overexpression Cyclin E1 overexpression driven by different mechanisms1, including: • CCNE1 gene amplification • Increased gene transcription • Reduced protein degradation Cyclin E1-Positivity more than doubles the eligible patient population beyond CCNE1 gene amplified: ~15% Negative ~85% Positive CCNE1 Non-Amplified Predicted Cyclin E1 IHC * CCNE1 Amplified ~40% Positive~60% Negative

7 Significant Market Opportunity in High Unmet Need Cyclin E1-Positive PROC * Based on 2024 annual estimates in US and EU4 (France, Germany, Italy, Spain) + UK 1. Abbvie Q4 2025 Earnings: https://news.abbvie.com/2026-02-04-AbbVie-Reports-Full-Year-and-Fourth-Quarter-2025-Financial-Results 2. ~20% of all PROC; based on internal data No approved treatment option specifically for this biomarker selected PROC population  ~21,500 Cyclin E1-Positive PROC patients* (~50% of PROC population)  Elahere (mirvetuximab soravtansine) approved for biomarker selected FRα+ PROC population; US sales in 2025 were $607 million1  Underscores demand for biomarker-directed therapies for PROC patients  Additional opportunities in earlier lines of ovarian cancer and other tumor types 3 PROC FRα+ ~35% Overlap2 ~20% Cyclin E1-Positive ~50%

8 PARP Inhibitor or Bevacizumab + Olaparib Bevacizumab Combination Chemotherapy Platinum Doublet HRP PFI>6m PFI<6m PFI<6m Carboplatin + Paclitaxel High Unmet Need in Cyclin E1+ PROC Patients (2L+) SOC 2L+ Therapy3 Chemo Mono ORR 4 – 13%1 Elahere (mirvetuximab) (FRα+ ~35% of PROC) ORR 32% - 42%2 No approved therapies specifically for Cyclin E1+ PROC Platinum Resistant Ovarian Cancer: High Unmet Need Provides Opportunity for Azenosertib Monotherapy First Line Maintenance Second Line Therapy First Line Therapy BRCAm/HRD Untreated Stage III/IV Ovarian Cancer PROC, platinum-resistant ovarian cancer; FRα, Folate Receptor alpha 1 Eskander, R., et al. Overcoming the Challenges in Drug Development, Front Oncol. 2023 Oct 17; 13:1258228; 2 Clinical Trial SORAYA ORR 32%, MIRASOL ORR 42%; 3 Excludes recently approved taxane combo regimens

9 Abbreviations: 5:2 schedule = 5 days once-daily administration of azenosertib, followed by 2 days without azenosertib; IHC= immunohistochemistry; MIRV=mirvetuximab soravtansine; PROC=platinum resistant ovarian cancer; DOR=duration of response; ORR=overall response rate; PFS=progression free survival. DENALI PART 2 FOR POTENTIAL ACCELERATED APPROVAL (N= ~140 at selected dose)  Platinum-resistant ovarian cancer  Cyclin E1+ by proprietary IHC cutoff criteria  Part 2a & b: 1-3 prior lines of therapy; prior MIRV if high FRα, up to 4 prior lines allowed  Part 2c: 1-4 prior lines of therapy, including prior taxane containing regimen for PROC; prior MIRV if high FRα Key Eligibility DENALI – Phase 2 Registration-Intent Study for Accelerated Approval of Azenosertib Monotherapy in Cyclin E1+ PROC Patients Part 2a Dose Confirmation Part 2b Dose Expansion PROC Pts Cyclin E1+ 400mg QD 5:2 (N=30) 300mg QD 5:2 (N=30) Recruitment at this dose level has been discontinued following dose selection 1:1 Randomization 400mg QD 5:2 (N=up to 70) Endpoints DOR, PFS Safety and Tolerability ORR Pr es cr ee ni ng / Ti ss ue C on se nt Se am le ss E nr ol lm en t Dose Selected Part 2c Broadened Study Population 400mg QD 5:2 (N=~40)

10 Abbreviations: 5:2 schedule = 5 days once-daily administration of azenosertib, followed by 2 days without azenosertib; IHC= immunohistochemistry; MIRV=mirvetuximab soravtansine; PROC=platinum resistant ovarian cancer; PLD=pegylated liposomal doxorubicin; OS=overall survival; ORR=overall response rate; PFS=progression free survival  Platinum-resistant ovarian cancer  1-3 prior lines of therapy  Prior MIRV if high FRα, up to 4 prior lines allowed  Cyclin E1+ by proprietary IHC cutoff criteria Key Eligibility ASPENOVA – Phase 3 Registration-Intent, Confirmatory Study for Full Approval of Azenosertib Monotherapy in Cyclin E1+ PROC Patients PROC Pts Cyclin E1+ Azenosertib 400mg QD 5:2 (N = ~210) Primary Endpoint Key Secondary Endpoints PFS OS, ORRPr es cr ee ni ng / Ti ss ue C on se nt Investigator’s Choice of Chemotherapy Paclitaxel, PLD, Gemcitabine, Topotecan (N = ~210) 1:1 Randomization Trial Initiation Expected in Q2 2026 ASPENOVA RANDOMIZED TRIAL INTENDED FOR FULL APPROVAL (FDA Aligned, N= ~420)

11 TRIAL NAME DEVELOPMENT APPROACH PHASE 1 PHASE 2 PHASE 3 STUDY STATUS Cyclin E1-Positive PROC Monotherapy (lead indication) DENALI DENALI Part 1b Demonstrated Cyclin E1 protein overexpression as biomarker predicting response to azenosertib Ongoing In Long-term Follow-up Only DENALI Part 2a + Part 2b + Part 2c Registration-intent Cyclin E1+ FDA Fast Track Designation Topline Readout Expected YE 2026 Ongoing Study ASPENOVA Azenosertib vs. SOC chemo Randomized, confirmatory trial Cyclin E1+ Initiation Expected Q2 2026 Planned Study Ovarian Cancer Combination Therapy MUIR* Part 2: Azenosertib + bevacizumab (in earlier lines of OC) Part 1: Azenosertib + multiple chemo backbones (in PROC, completed) Currently Enrolling Part 2 Ongoing Study Azenosertib has the Potential to be a First-in-Class and Best-in-Class WEE1 Inhibitor for Patients with Ovarian Cancer and Other Tumor Types * Also known as ZN-c3-002

Integrated Data of ZN-c3-001, MAMMOTH, and DENALI Part 1b

13 Standard of Care* Single-Agent Chemotherapy has Low Efficacy in PROC New Options with Greater Efficacy Needed bev, bevacizumab; FRα, folate receptor alpha; mo, months; ORR, objective response rate; PFS, progression-free survival; PLD, pegylated liposomal doxorubicin; PROC, platinum-resistant ovarian cancer. 1. Pujade Lauraine E et al. Lancet Oncol. 2021;22(7):1034-1046, 2. Moore KN et al. ESMO 2019, 3. Gaillard SL et al. ESMO 2018, 4. Omatsu K ESMO 2020, 5. Pujade-Lauraine E et al. J Clin Oncol. 2014;32(13):1302–1308. Study Study Population Chemotherapy Arm ORR, % mPFS, mo mOS, mo JAVELIN Ovarian 2001 (n=190) ≤3 priors, 75% PROC and 25% Platinum refractory (28% prior bev) PLD 4 3.5 15.7 FORWARD I re-read2 (n=61) PROC 1–3 priors high FRα (33% prior bev) Paclitaxel or PLD or topotecan 6 3.2 12 CORAIL3 (n=199) PROC ≤3 priors (46% prior bev) PLD or topotecan 12 3.6 11 NINJA4 (n=159) PROC 77% >2 prior Gemcitabine or PLD 13 3.8 12.1 AURELIA5 (n=182) PROC ≤2 priors; 25% platinum refractory (8% prior bev) Paclitaxel or PLD or topotecan 13 3.4 13.3 Direct cross-study comparison of results from independently conducted clinical trials is not intended on this slide. * Excludes recently approved taxane combo regimens

14 Integrated Safety Analysis in All Patients Total Daily Dose ≥300mg (N=356) Neutropenia: Neutropenia, neutrophil count decreased, neutrophil percentage decreased; Thrombocytopenia: platelet count decreased and thrombocytopenia; Anemia: haematocrit decreased, haemoglobin decreased, RBC count decreased Abbreviations: AE, adverse event; TRAE, treatment related adverse event. SAE, serious adverse event. Monotherapy Safety Profiles in 001, MAMMOTH, DENALI Part 1b Treatment Related AEs, N (%) TRAE leading to dose reduction 145 (40.7) TRAE leading to dose interruption 163 (45.8) TRAE leading to discontinuation 38 (10.7) TRAE leading to death 4 (1.1) Treatment related SAE 52 (14.6) Treatment Related AEs*, N (%) All Grade Grade 3+ Gastrointestinal Decreased appetite 93 (26.1) 6 (1.7) Diarrhea 181 (50.8) 26 (7.3) Nausea 218 (61.2) 13 (3.7) Vomiting 63 (17.7) 5 (1.4) Dehydration 33 (9.3) 2 (0.6) Hematologic Anemia 113 (31.7) 42 (11.8) Thrombocytopenia 108 (30.3) 39 (11.0) Neutropenia 57 (16.0) 44 (12.4) Febrile Neutropenia 6 (1.7) 6 (1.7) Pancytopenia 2 (0.6) 2 (0.6) Fatigue 191 (53.7) 44 (12.4) Sepsis 4 (1.1) 4 (1.1) • Well characterized, manageable safety profile in relatively large sample size • All Grade 5 TRAEs previously reported * TRAEs listed here represent adverse events of special interest and adverse events of clinical significance for azenosertib and this class of molecules Data Cutoff Dec 2 2024 Active database; subject to further change Integrated Analysis

15 Safety and Tolerability at 300 and 400 mg 5:2 Broadly Comparable Neutropenia: Neutropenia, neutrophil count decreased, neutrophil percentage decreased; Thrombocytopenia: platelet count decreased and thrombocytopenia; Anemia: hematocrit decreased, hemoglobin decreased, RBC count decreased Abbreviations: AE, adverse event; TRAE, treatment related adverse event. SAE, serious adverse event. 300mg (N=38) 400mg (N=165) Treatment-related AEs*, N (%) All Grade Grade 3+ All Grade Grade 3+ Gastrointestinal Decreased appetite 8 (21.1%) 1 (2.6%) 40 (24.2%) 2 (1.2%) Diarrhea 18 (47.4%) 1 (2.6%) 86 (52.1%) 12 (7.3%) Nausea 23 (60.5%) 0 101 (61.2%) 6 (3.6%) Vomiting 3 (7.9%) 0 17 (10.3%) 3 (1.8%) Dehydration 1 (2.6%) 0 14 (8.5%) 1 (0.6%) Fatigue 14 (36.8%) 2 (5.3%) 90 (54.5%) 20 (12.1%) Sepsis 0 0 4 (2.4%) 4 (2.4%) Hematologic Anemia 13 (34.2%) 3 (7.9%) 53 (32.1%) 20 (12.1%) Thrombocytopenia 13 (34.2%) 2 (5.3%) 36 (21.8%) 8 (4.8%) Neutropenia 4 (10.5%) 3 (7.9%) 30 (18.2%) 21 (12.7%) Febrile Neutropenia 0 0 4 (2.4%) 4 (2.4%) Monotherapy Safety Profiles in PROC Patients in 001, MAMMOTH, DENALI Part 1b Treatment-related AEs, N (%) 300mg (N=38) 400mg (N=165) Treatment-Related SAE 6 (15.8%) 31 (18.8%) TRAE leading to dose reduction 13 (34.2%) 69 (41.8%) TRAE leading to dose interruption 16 (42.1%) 89 (53.9%) TRAE leading to discontinuation 5 (13.2%) 26 (15.8%) TRAE leading to death 0 3 (1.8%) * TRAEs listed here represent adverse events of special interest and adverse events of clinical significance for azenosertib and this class of molecules • While numerically different, broadly comparable safety profiles at 300mg and 400mg 5:2 • Low frequency of previously reported G5 TRAEs, G3+ febrile neutropenia and sepsis observed at 400mg 5:2 Integrated Analysis Data Cutoff Dec 2 2024 Active database; subject to further change

16 *Includes patients who received at least one post-treatment scan Abbreviations: CI, confidence interval; cPR, confirmed partial response; mDOR, median duration of response; PD, progressive disease; SD, stable disease; NE, not estimable due to small number of subjects and events. 400mg 5:2 Shows Meaningful Response Rates >30% and mDOR >5 mos + + + + + + + + +-100 — -80 — -60 — -40 — -20 — 0 — 20 — 40 — 60 — 80 — 100 — Be st P er ce nt C ha ng e fr om B as el in e in S um o f D ia m et er (% ) PR PD 300mg 5:2 (N=18) 400mg 5:2 (N=68) PDSDcPRBest Overall Response # # # # # # # # # ‡ ‡ ‡ + = treatment ongoing # = best % change ~0% ‡ = received a post-baseline scan as SD but did not qualify as SD due to the post-baseline scan occurring outside of a protocol defined window Integrated Analysis Data Cutoff Dec 2 2024 Active database; subject to further change PROC, Cyclin E1+ (001, MAMMOTH, DENALI Part 1b) 300 mg 5:2 400 mg 5:2 ORR in response evaluable* (95% CI) 22.2% (4/18) (6.4 - 47.6) 33.8% (23/68) (22.8 - 46.3) ORR in intent-to-treat (95% CI) 20.0% (4/20) (5.7 – 43.7) 31.5% (23/73) (21.1 – 43.4) mDOR (mos) (95% CI) 3.9 (2.8, NE) 5.5 (3.5, 6.3) mPFS (mos) (95% CI) 4.1 (1.3, 6.6) 4.4 (2.8, 6.8)

17 Higher Response Rates and Longer PFS with Fewer Prior Lines of Therapy Integrated Analysis Data Cutoff Dec 2 2024 Active database; subject to further change Overall 1-3 PLoT 4+ PLoT ORR in response evaluable* (95% CI) 33.8% (23/68) (22.8 – 46.3) 40.0% (16/40) (24.9 – 56.7) 25.0% (7/28) (10.7 – 44.9) ORR in intent-to-treat (95% CI) 31.5% (23/73) (21.1 – 43.4) 36.4% (16/44) (22.4 – 52.2) 24.1% (7/29) (10.3 – 43.5) mDOR (mos) (95% CI) 5.5 (3.5 – 6.3) 5.5 (3.5 – 6.3) NE (2.7 – NE) mPFS (mos) (95% CI) 4.4 (2.8 – 6.8) 5.4 (2.8 – 6.8) 4.1 (2.6 – 8.5) *Includes patients who received at least one post-treatment scan Abbreviations: CI, confidence interval; mDOR, median duration of response; mPFS, median progression free survival; NE, not estimable due to small number of subjects and events; PLoT, prior line of therapy Subgroup Analysis by Prior Line of Therapy Cyclin E1+ PROC patients treated at 400mg QD 5:2 in 001, MAMMOTH and DENALI Part 1b

DENALI Part 1b (ZN-c3-005) NCT05198804 Updated data at SGO 2025, Data cutoff January 13, 2025

19 Ovarian Cancer Patients With Cyclin E1 Overexpression and/or CCNE1 Amplified Ovarian Cancers Have Worse Outcomes DENALI Survival according to CCNE1 amplification status1 aTiming of tissue collection was not disclosed. OS, overall survival; PFS, progression-free survival. 1. Stronach EA, et al. Mol Cancer Res. 2018;16:1103-1111. 2. Pils D, et al. Eur J Cancer. 2014;50:99-110. 3. Peterson S, et al. Gynecol Oncol. 2020;157:405-410. 4. Nakayama N, et al. Cancer. 2010;116:2621-2634. 5. Kang EY, et al. Cancer. 2023;129:697-713. 6. Chan AM, et al. J Pathol Clin Res. 2020;6:252-262. Hazard ratio N=3533 Worse outcome

20 Study Design  Platinum-resistant ovarian cancer  1-5 prior lines of therapy  Tissue mandatory for biomarker assessment Key Eligibility DENALI Part 1b Evaluated 400mg 5:2 QD and Confirmed Cyclin E1 Biomarker DENALI Abbreviations: QD, once daily; 5:2, 5-days of treatment followed by 2-days off treatment; ORR, objective response rate; DOR, duration of response; PFS, progression-free survival Endpoints PFS Safety and Tolerability ORR, DOR Enrollment (N=102) Azenosertib monotherapy 400 mg QD 5:2 Part 1b Enrollment CompleteStatus

21 DENALI Part 1b: Patient Baseline Characteristics DENALI Data cutoff date: January 13, 2025. aFull analysis set: all treated patients. Biomarker dataset: all treated patients with evaluable tissue and Cyclin E1 IHC status. bHispanic. c85% (23/27) of patients with CCNE1-amplified tumors were also Cyclin E1+ by IHC. Amp, amplified; CCNE1 amplification defined as Copy Number ratio ≥3 with genomic ploidy correction as per Foundation Medicine. ECOG PS, Eastern Cooperative Oncology Group performance status; IHC, immunohistochemistry; PARPi, poly(ADP-ribose) polymerase inhibitor. Characteristicsa (N=102) Median age (range), years 66 (34-82) Race, n (%) White 70 (69) Black/African American 6 (6) Asian 3 (3) Otherb 1 (1) Not reported 22 (22) ECOG PS, n (%) 0 53 (52) 1 49 (48) Prior lines of treatment Median (range) 3 (1-5) 1-2, n (%) 35 (34) 3-4, n (%) 57 (56) 5, n (%) 10 (10) Characteristicsa (N=102) Prior therapy, n (%) Bevacizumab 93 (91) PARPi 57 (56) Mirvetuximab 15 (15) CCNE1 amplification,c Evaluable, n 88 Amplified, n (%) 27 (31) Cyclin E1 status by IHC Evaluable, n 94 IHC+, n (%) 48 (51) • Heavily pre-treated population: >65% with 3+ lines of therapy • ~50% of patients identified with Cyclin E1 overexpression per Zentalis IHC assay

22 Cyclin E1+ by IHC is a Biomarker Predicting Response to Azenosertib DENALI Data cutoff date: Jan 13, 2025. aIntent to treat/Full analysis set: all treated patients. bBiomarker dataset: all treated patients with evaluable tissue and Cyclin E1 IHC status. cIncludes patients who received at least one post-treatment scan. Amp, amplified; IHC, immunohistochemistry; ITT, Intent to treat population; ORR, objective response rate; PD, progressive disease; PR, partial response. All treated patients (N=102) ORR in response-evaluablec patients, % (n/N; 95% CI) 20.4 (19/93; 12.8-30.1) ORR, ITTa % (n/N; 95% CI) 18.6 (19/102; 11.6-27.6) Cyclin E1 IHC+ (n=48) ORR in response-evaluablec patients, % (n/N; 95% CI) 34.9 (15/43; 21.0-50.9) ORR, ITTa % (n/N; 95% CI) 31.3 (15/48; 18.7-46.3) All treated patientsa (N=102) Cy cl in E 1 IH C+ Biomarker positive: Cyclin E1 IHCb (n=48) ORR in response-evaluable patients 20.4% ORR in response-evaluable patients 34.9% + Treatment ongoing CCNE1 Status: Amplified Non-amplified Not evaluable Be st % C ha ng e fr om B as el in e

23 DENALI Part 1b: Duration of Response in Cyclin E1 IHC+ Ovarian Cancer DENALI amDOR is subject to change, there are 4 ongoing responders as of the January 13, 2025 data cutoff. IHC, immunohistochemistry; cPR, confirmed partial response; SD, stable disease; PD, progressive disease; mDOR, median duration of response; mPFS, median progression free survival; NE, not evaluable 17 180 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 Pa tie nt s Treatment Duration (Months) mDOR 6.3 monthsa (95% CI, 2.7 - NE) mPFS 4.1 months (95% CI, 2.8 - 6.8) 4 ongoing responders Cyclin E1+ (N=48) PDSDcPRBest Overall Response First Partial Response CCNE1 Amplified NE

24 DENALI Part 1b: Safety and Tolerability Summary DENALI Data cutoff date: January 13, 2025 aIf a patient had multiple grades of the same adverse event, The worse grade was reported bOne patient had sepsis, and 1 patient had pancytopenia. ALT, alanine aminotransferase; AST, aspartate aminotransferase; TRAE, treatment-related adverse event. 12 11 11 4 7 3 2 3 16 7 3 5 1 0 25 50 75 100 Grade ≥3 Grades 1-2 66 51 15 14 60 15 13 13 12 11 11 12 Total 15 23 % Patients Hematological Thrombocytopenia Anemia Neutropenia Gastrointestinal Nausea Diarrhea Decreased appetite Constipation Dysgeusia Abdominal pain Other Fatigue ALT increased Asthenia Dizziness Headache Hypomagnesemia AST increased Dehydration TRAEs, n (%) Leading to dose reduction 44 (43.1) Leading to dose interruption 59 (57.8) Leading to discontinuation 22 (21.6) Leading to death 2 (2.0)b Serious TRAEs 22 (21.6) 35 29 16 TRAEs occurring in ≥10% of patientsa

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APPENDIX

ZN-c3-001 Dose-Escalating Monotherapy Study in Solid Tumors NCT04158336

28 Total Enrollment First-in-Human Phase 1 Dose and Schedule Optimization in Solid Tumors: Therapeutic Window Established N=274 across all tumor types and dose* N=193 at total daily dose ≥ 300mg; evaluated for safety and anti-tumor activity ZN-c3-001 * Total enrollment (N=274) included cohorts for food effect (N=17) and relative bioavailability (N=38) Abbreviations: CRM, continual reassessment method; QD, once daily; BID, twice daily; 5:2, 5-days of treatment followed by 2-days off treatment; 4:3, 4-days of treatment followed by 3-days off treatment; DLT, dose limiting toxicity; PROC, platinum resistant ovarian cancer; USC, uterine serous carcinoma Intermittent Dosing Dose finding (CRM) Expansion (N=57)Dose Escalation (N=63) 450mg 500mg 400mg 400mg QD 5:2 350mg QD & 175mg BID 350mg QD 5:2 300mg QD 5:2 Total daily dose, 5:2 or 4:3 schedule Continuous Dosing Dose Escalation (N=59) Expansion (N=40) 450mg 200mg 400mg 350mg Lower doses (25-100mg) 300mg 300mg QD 200mg QD Total daily dose ≥ 300mg, including 175mg BID (N=193) Total daily dose < 300mg (N=26) Key Eligibility Status  1+ prior lines of therapy  Solid tumor, PROC and USC enriched  Tissue collected for biomarker analysis Fully Enrolled Optimal Dose Range

29 Heavily Pre-Treated Patient Population with Multiple Tumor Types; Patients with PROC had a Median of Five Prior Lines of Therapy PROC N = 69 USC N = 35 Other Solid Tumors* N = 89 Age (years) Median 66 66 64 Range (Min-Max) (48 – 83) (53 – 78) (26 – 81) ECOG PS (n, %) ECOG 0 19 (28%) 8 (23%) 32 (36%) ECOG 1 50 (72%) 26 (74%) 54 (61%) ECOG 2 0 1 (3%) 2 (2%) Prior Lines of Treatment Median (Range) 5 (1 - 19) 3 (0 - 12) 4 (0 - 11) 0 0 1 (3%)† 1 (3%)‡ 1-3 22 (32%) 22 (63%) 34 (36%) ≥4 47 (68%) 12 (34%) 54 (61%) *Anus, Appendix, Biliary tract, Bladder, Breast, Cecum, Cervix, Colon, Duodenum, Endometrium, Esophagus, Kidney, Lung, Other, Ovary, Pancreas, Peritoneum, Prostate, Rectum, Stomach, Uterus, Vulva/Vagina, including one patient who had unknown ECOG status; † patient had no prior therapy ; ‡ patient rolled over from the DDI study Abbreviations: ECOG PS, Eastern Cooperative Oncology Group performance status; SD, standard deviation; PARPi, poly-ADP ribose polymerase inhibitor; VEGFi, vascular endothelial growth factor inhibitor; PD-1/PD-L1, programmed cell death protein 1/programmed death ligand 1. Patient Demographics and Clinical Characteristics Total Daily Dose ≥ 300 mg – Continuous and Intermittent (N=193) PROC N = 69 USC N = 35 Other Solid Tumors N = 89 Prior Therapies (n, %) PARPi 46 (67%) 3 (9%) 5 (6%) VEGFi 60 (87%) 27 (77%) 39 (44%) PD-1/PD-L1 12 (17%) 27 (77%) 35 (39%) Cyclin E1 Status (n, %) Positive 26 (38%) 15 (43%) 9 (10%) Negative 29 (42%) 11 (31%) 25 (28%) Unknown 14 (20%) 9 (26%) 55 (62%) ZN-c3-001 Data Cutoff Dec 2 2024 Active database; subject to further change

30 Tolerable at Active Dose Levels Across Tumor Types Treatment Related AEs, n (%) Treatment-Related SAE 19 (9.8%) TRAE leading to dose reduction 76 (39.4%) TRAE leading to dose interruption 78 (40.4%) TRAE leading to discontinuation 10 (5.2%) TRAE leading to death 1 (0.5%) Treatment Related AEs*, n (%) All Grade Grade 3+ Gastrointestinal Decreased appetite 52 (26.9% ) 3 (1.6%) Diarrhea 100 (51.8%) 15 (7.8%) Nausea 117 (60.6%) 8 (4.1%) Vomiting 49 (25.4%) 2 (1.0%) Dehydration 22 (11.4%) 1 (0.5%) Fatigue 113 (58.5) 26 (13.5%) Hematologic Anemia 58 (30.1%) 22 (11.4%) Thrombocytopenia 51 (26.4%) 21 (10.9%) Neutropenia 29 (15.0%) 25 (13.0%) Febrile Neutropenia 2 (1.0%) 2 (1.0%) Safety Profile Total Daily Dose ≥ 300 mg – Continuous and Intermittent (N=193) • No gastrointestinal TRAE > G3 observed • Low rate of G3+ TR hematological toxicities, the majority G3 • Low rate of TRAE leading to treatment discontinuation • One G5 TRAE previously reported *TRAEs listed here represent adverse events of special interest and adverse events of clinical significance for azenosertib and this class of molecules ZN-c3-001 Neutropenia: Neutropenia, neutrophil count decreased, neutrophil percentage decreased; Thrombocytopenia: platelet count decreased and thrombocytopenia; Anemia: hematocrit decreased, hemoglobin decreased, RBC count decreased Abbreviations: AE, adverse event; TRAE, treatment related adverse event. SAE, serious adverse event. Data Cutoff Dec 2 2024 Active database; subject to further change

31 Clinical Activity Overview - Total Daily Doses ≥ 300 mg - Continuous and Intermittent (N=193) Azenosertib Demonstrated Encouraging ORR and DOR at ≥300mg Total Daily Dose, Intermittent in PROC Tumor Type PROC USC Other Solid Tumors Dose Schedule Intermittent Continuous Intermittent Continuous Intermittent Continuous Cyclin E1 IHC Status All Cyclin E1+ All Cyclin E1+ All Cyclin E1+ All Cyclin E1+ All Cyclin E1+ All Cyclin E1+ Number of Patients 58 23 11 3 19 11 16 4 43 4 46 5 ORR, (%), n (95% CI) 20.7%, (12/58) (11.2 - 33.4) 34.8%, (8/23) (16.4 - 57.3) 18.8% (2/11) (2.3 - 51.8) 33.3% (1/3) (0.8 - 90.6) 26.3% (5/19) (9.2 - 51.2) 36.4% (4/11) (10.9 - 69.2) 18.8% (3/16) (4.1 - 45.7) 25.0% (1/4) (0.6 - 80.6) 2.3% (1/4) (0.1 - 12.3) 0.0% (0/4) (0.0 - 60.2) 4.3% (2/46) (0.5 - 14.8) 0.0% (0/5) (0.0 - 52.2) mDOR (mos) (95% CI) 5.1 (3.0, 5.9) 5.2 (2.8, 6.9) 7.1 (4.2, NE) 4.2 (NE, NE) 5.5 (5.4, NE) 5.5 (5.4, NE) 5.6 (4.1, NE) 6.9 (NE, NE) 4.3 (NE, NE) NA 3.3 (3.0, NE) NA ZN-c3-001 1 Not a head-to-head comparison PROC, platinum-resistant ovarian cancer; USC, uterine serous carcinoma; ORR, objective response rate; mDOR, median duration of response; IHC, immunohistochemistry; NE, not evaluable Greater anti-tumor activity seen with intermittent dosing schedule and Cyclin E1+ patients Results direct focused development on doses of 300 and 400 mg at intermittent dosing schedule Inter itt t All Cycli 58 20.7 , (12/58) (11.2 - 33.4) 34.8 , (8/23) (16.4 - 57.3) 5.1 (3.0, 5.9) 5.2 (2.8, 6.9) Data Cutoff Dec 2 2024 Active database; subject to further change

32 Key Takeaways from ZN-c3-001 Azenosertib studied in a large patient population across multiple tumor types Platinum-resistant ovarian cancer (PROC) identified as an indication particularly susceptible to WEE1 inhibition Cyclin E1 identified as predictive biomarker for response to azenosertib Meaningful therapeutic window identified providing a favorable risk-benefit profile in Cyclin E1+ PROC patients at total daily doses of 300 and 400mg QD 5:2 ZN-c3-001

MAMMOTH (ZN-c3-006) NCT05198804

34 MAMMOTH: Two Clinically-active Monotherapy Doses Studied in Heavily Pre-treated, PARPi-resistant PROC Patient Population Study Design  1-5 prior lines of therapy  Platinum-resistant, progressed while receiving an approved PARP inhibitor  Mandatory sufficient tissue for biomarker analysis Key Eligibility MAMMOTH Abbreviations: QD, once daily; 5:2, 5-days of treatment followed by 2-days off treatment; ORR, objective response rate DOR, duration of response; PFS, progression-free survival; PROC, platinum-resistant ovarian cancer; PARPi, poly (ADP-ribose) polymerase inhibitor Azenosertib + niraparib Concurrent schedule (N=28) Azenosertib + niraparib Alternating schedule (N=28) Azenosertib monotherapy 300 or 400 mg QD 5:2 (N=61) PFS Safety and Tolerability ORR, DOR Endpoints Enrollment (N=117) Enrollment CompleteStatus

35 Heavily Pre-Treated PARPi-resistant PROC Population 300 mg 5:2 (N=25) 400 mg 5:2 (N=36) Age (years) Median 71.0 63.0 Range (Min-Max) 45 – 80 31 - 84 ECOG PS (n, %) ECOG 0 7 (28%) 16 (44%) ECOG 1 18 (72%) 20 (56%) Prior Lines of Treatment (n, %) 1-3 15 (60%) 20 (56%) ≥4 10 (40%) 16 (44%) PARP 25 (100%) 36 (100%) Bevacizumab 24 (96%) 34 (94%) Cyclin E1 Status (n, %) Positive 13 (52%) 16 (44%) Negative 10 (40%) 15 (42%) Unknown 2 (8%) 5 (14%) MAMMOTH Abbreviations: QD, once daily; 5:2, 5-days of treatment followed by 2-days off treatment; ORR, objective response rate DOR, duration of response; PFS, progression-free survival, PROC, platinum-resistant ovarian cancer Patient Demographics and Clinical Characteristics Monotherapy Cohorts Only Data Cutoff Dec 2 2024 Active database; subject to further change

36 Well-characterized Safety and Tolerability in PROC Monotherapy Cohorts at 300mg QD and 400mg QD (5:2) Doses Neutropenia: Neutropenia, neutrophil count decreased, neutrophil percentage decreased; Thrombocytopenia: platelet count decreased and thrombocytopenia; Anemia: hematocrit decreased, hemoglobin decreased, RBC count decreased Abbreviations: AE, adverse event; TRAE, treatment related adverse event. SAE, serious adverse event. 300mg (N=25) 400mg (N=36) Treatment-related AEs*, N (%) All Grade Grade 3+ All Grade Grade 3+ Gastrointestinal Decreased appetite 7 (28.0%) 1 (4.0%) 11 (30.6%) 0 Diarrhea 13 (52.0%) 0 17 (47.2%) 4 (11.1%) Nausea 15 (60.0%) 0 19 (52.8%) 1 (2.8%) Vomiting 2 (8.0%) 0 4 (11.1%) 1 (2.8%) Dehydration 0 0 0 0 Fatigue 6 (24.0%) 1 (4.0%) 11 (30.6%) 1 (2.8%) Sepsis 0 0 1 (2.8%) 1 (2.8%) Hematologic Anemia 10 (40.0%) 3 (12.0%) 14 (38.9%) 6 (16.7%) Thrombocytopenia 8 (32.0%) 2 (8.0%) 13 (36.1%) 4 (11.1%) Neutropenia 4 (12.0%) 3 (12.0%) 8 (22.2%) 5 (13.9%) Febrile Neutropenia 0 0 1 (2.8%) 1 (2.8%) Azenosertib Monotherapy 300 mg & 400mg QD (5:2) Treatment-related AEs, N (%) 300mg (N=25) 400mg (N=36) Treatment-Related SAE 4 (16.0%) 5 (13.9%) TRAE leading to dose reduction 11 (44.0%) 15 (41.7%) TRAE leading to dose interruption 11 (44.0%) 14 (38.9%) TRAE leading to discontinuation 4 (16.0%) 2 (5.6%) TRAE leading to death 0 (0.0%) 1 (2.8%) • Similar rates of TR SAEs across doses • Low rate of TR G3+ hematological toxicities with the majority being G3 events (only one G4 febrile neutropenia and one sepsis event) • Low rate of TRAEs leading to treatment discontinuation • One G5 TRAE previously reported * TRAEs listed here represent adverse events of special interest and adverse events of clinical significance for azenosertib and this class of molecules MAMMOTH Data Cutoff Dec 2 2024 Active database; subject to further change

37 Azenosertib Monotherapy 300 mg & 400mg QD (5:2) Azenosertib Demonstrated Clinically Meaningful Responses in PARPi-resistant Monotherapy Cohorts Dose and Schedule 300mg 5:2 400mg 5:2 Cyclin E1 IHC Status All Cyclin E1+ All Cyclin E1+ Number of Patients 25 14 36 16 ORR, (%), n (95% CI) 20.0% (5/25) (6.8 - 40.7) 21.4% (3/14) (4.7 - 50.8) 22.2% (8/36) (10.1 - 39.2) 31.3% (5/16) (11.0 - 58.7) mDOR, months (95% CI) 4.9 (2.8 - NE*) 4.9 (3.0 - NE*) 5.5 (2.7 - NE*) 4.2 (3.0 - NE*) 400mg 5:2 shows numerically better ORR in Cyclin E1+ PROC patients compared to 300mg 5:2 *Not estimable due to small number of subjects and events Abbreviations: PARPi, poly (ADP-ribose) polymerase inhibitor; IHC, immunohistochemistry; QD, once daily; 5:2, 5-days of treatment followed by 2-days off treatment; ORR, objective response rate; CI, confidence interval; mDOR, median duration of response; NE, not evaluable MAMMOTH Data Cutoff Dec 2 2024 Active database; subject to further change

38 Key Takeaways from MAMMOTH Monotherapy Cohort Consistent antitumor activity in PARPi-resistant patients Tolerability and toxicity consistent with 001 study and similar between the assessed doses 400mg QD 5:2 showed numerically higher response rates than 300mg QD 5:2 MAMMOTH Learnings continue to support development of azenosertib in Cyclin E1+ PROC Abbreviations: QD, once daily; 5:2, 5-days of treatment followed by 2-days off treatment; PROC, platinum-resistant ovarian cancer; PARPi, poly (ADP-ribose) polymerase inhibitor